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                                                               EXHIBIT 99.(1)(c)
                                AMENDMENT NO. 1
                                    TO THE
                             DECLARATION OF TRUST
                                      OF
                              GOLDMAN SACHS TRUST


     This AMENDMENT NO. 1 dated the 24th day of April, 1997 to the AGREEMENT AND DECLARATION OF TRUST (the "Declaration") dated the 28th day of January, 1997 is made by the Trustees name below;

     WHEREAS, the Trustees have established a trust for the investment and reinvestment of funds contributed thereto;

     WHEREAS, the Trustees divided the beneficial interest in the trust assets into transferable shares of beneficial interest and divided such shares of beneficial interest into separate Series;

     WHEREAS, the Trustees desire to create a new Series and designate new Classes of shares of certain of the existing Series;

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements contained herein, the undersigned, being all of the Trustees of the Trust and acting in accordance with Article V, Section 1 of the Declaration, hereby amend the Declaration as follows:

     The Trust shall consist of one or more Series.   Without limiting the
     authority of the Trustees to establish and designate any further Series, the Trustees hereby establish the following 36 Series: Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Balanced Fund, Goldman Sachs Core Large Cap Growth Fund, Goldman Sachs Core U.S. Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid-Cap Equity Fund, Goldman Sachs Small Cap Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs Emerging Markets Equity Fund, Institutional Liquid Assets- - Prime Obligations Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax- Exempt New York Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio, Financial Square Prime Obligations Fund, Financial Square Government Fund, Financial Square Treasury Obligations Fund, Financial Square Money Market Fund, Financial Square Money Market Plus Fund, Financial Square Municipal Money Market Fund, Financial Square Tax-Free Fund, Financial Square Federal Fund, and Financial Square Treasury Instruments Fund (the "Existing Series"). Each additional Series shall be established and is effective upon the adoption of a resolution of a majority of the Trustees or any alternative date specified in such resolution. The Trustees may designate the relative rights and preferences of the Shares of each Series. The Trustees may divide the Shares of any Series into Classes. Without limiting the authority of the Trustees to establish and
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     designate any further Classes, the Trustees hereby establish the following classes of shares with respect to the series set forth below:

Class A Shares:  Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs
                 Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Balanced Fund, Goldman Sachs Core U.S. Equity Fund, Goldman Sachs Core Large Cap Growth Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Small Cap Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs Emerging Markets Equity Fund Goldman Sachs Asia Growth Fund.

Class B Shares   Goldman Sachs Global Income Fund, Goldman Sachs Government
                 Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs
                 High Yield Fund, Goldman Sachs Short Duration Government Fund,
                 Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core
                 Fixed Income Fund, Goldman Sachs Balanced Fund, Goldman Sachs
                 Core U.S. Equity Fund, Goldman Sachs Core Large Cap Growth
                 Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs
                 Capital Growth Fund, Goldman Sachs Small Cap Equity Fund,
                 Goldman Sachs International Equity Fund, Goldman Sachs Emerging
                 Markets Equity Fund, Goldman Sachs Asia Growth Fund and
                 Institutional Liquid Assets Prime Obligations Portfolio.

Institutional
Shares: Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Core Large Cap Growth Fund, Goldman Sachs Core U.S. Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid-Cap Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs Emerging Markets Equity, Goldman Sachs Asia Growth Fund, Financial Square Prime Obligations Fund, Financial Square Government Fund, Financial Square Treasury Obligations Fund, Financial Square Money Market Fund, Financial Square Money Market Plus Fund, Financial Square Municipal Money Market Fund, Financial Square Tax- Free Fund, Financial Square Federal Fund, Financial Square Treasury Instruments Fund, Institutional Liquid Assets-Prime Obligations Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio and Institutional Liquid Assets-Tax-Exempt California Portfolio.

Service Shares:  Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs
                 Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Core U.S. Equity Fund, Goldman Sachs Core Large Cap Growth Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid-Cap Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Growth Fund, Financial Square Prime Obligations Fund, Financial Square Government Fund, Financial Square Treasury Obligations Fund, Financial Square Money Market Fund, Financial Square Money Market Plus Fund, Financial Square Municipal Money Market Fund, Financial Square Tax-Free Fund, Financial Square Federal Fund, Financial Square Treasury Instruments Fund, Institutional Liquid Assets-Prime Obligations Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio,
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                 Institutional Liquid Assets-Federal Portfolio, Institutional
                 Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio and Institutional Liquid Assets-Tax-Exempt California Portfolio.

Administration
Shares: Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Financial Square Prime Obligations Fund, Financial Square Government Fund, Financial Square Treasury Obligations Fund, Financial Square Money Market Fund, Financial Square Money Market Plus Fund, Financial Square Municipal Money Market Fund, Financial Square Tax-Free Fund, Financial Square Federal Fund, Financial Square Treasury Instruments Fund, Institutional Liquid Assets-Prime Obligations Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax- Exempt New York Portfolio and Institutional Liquid Assets-Tax-Exempt California Portfolio.

Preferred
Administration
Shares: Financial Square Prime Obligations Fund, Financial Square Government Fund, Financial Square Treasury Obligations Fund, Financial Square Money Market Fund, Financial Square Money Market Plus Fund, Financial Square Municipal Money Market Fund, Financial Square Tax-Free Fund, Financial Square Federal Fund and Financial Square Treasury Instruments Fund.


     All capitalized terms which are not defined herein shall have the same meanings as are assigned to those terms in the Declaration.

     IN WITNESS WHEREOF, the undersigned have executed this instrument as of the date first written above.



                    /s/ Ashok N. Bakhru
                    -----------------------------------------------
                    Ashok N. Bakhru,
                    as Trustee and not individually



                    /s/ David B. Ford
                    -----------------------------------------------
                    David B. Ford,
                    as Trustee and not individually



                    /s/ Douglas Grip
                    -----------------------------------------------
                    Douglas Grip,
                    as Trustee and not individually




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                    /s/ John P. McNulty
                    -----------------------------------------------
                    John P. McNulty,
                    as Trustee and not individually,


                    /s/ Mary P. McPherson
                    -----------------------------------------------
                    Mary P. McPherson
                    as Trustee and not individually,



                    /s/ Alan A. Shuch
                    -----------------------------------------------
                    Alan A. Shuch
                    as Trustee and not individually,



                    /s/ Jackson W. Smart
                    -----------------------------------------------
                    Jackson W. Smart,
                    as Trustee and not individually,


                    /s/ William H. Springer
                    -----------------------------------------------
                    William H. Springer
                    as Trustee and not individually,



                    /s/ Richard P. Strubel
                    -----------------------------------------------
                    Richard P. Strubel
                    as Trustee and not individually,